                                                                EXHIBIT 10.10(a)

                                                              Contract No.123535


                   FIRM GAS TRANSPORTATION SERVICE AGREEMENT

     THIS SERVICE AGREEMENT (Agreement), made and entered into as of this 1st day of November, 1995, by and between Public Service Company of Colorado (Company), a Colorado corporation, having a mailing address of P.O. Box 840, Denver, Colorado, 80202, and Greeley Gas Company, a Division of Atmos Energy Corporation (Shipper), a Texas corporation, having a mailing address of 700 Three Lincoln Centre, 5430 LBJ Freeway, P.O. Box 650205, Dallas, Texas 75265-0205. Company and Shipper are collectively referred to as the "Parties."


                            THE PARTIES REPRESENT:

     Shipper has by separate agreement acquired supplies of natural gas, hereinafter referred to as "Shipper's Gas";

     Shipper has made the necessary arrangements and/or has entered into separate agreements to cause Shipper's Gas to be delivered to Company's Receipt Point(s) as specified in Exhibit(s)"A-1"-"C-2";

     Shipper has requested and Company agrees to receive and transport Shipper's Gas from the Receipt Point(s) to the Delivery Point(s), as specified in Exhibit(s) "A-1"-"C-2", on a firm capacity basis and, if applicable, to sell gas to Shipper on a firm supply reservation basis; and

     Shipper assumes responsibility for the installation and maintenance costs for a communication line necessary for electronic metering for the facility(s) specified in Exhibit(s) "A-1", "B-1" and "C-1".


                   THEREFORE, THE PARTIES AGREE AS FOLLOWS:

     1. Shipper acknowledges and agrees that gas transportation service provided hereunder is subject to the terms and conditions of Company's applicable gas transportation tariff as on file and in effect from time to time with the Public Utilities Commission of the State of Colorado (Commission) and such terms and conditions are incorporated herein as part of this Agreement.

     2. Rates and Payment: Transportation service, Firm Capacity service and Firm Supply Reservation service provided by Company under this Service Agreement shall be paid for by Shipper at the charges under the standard rate set forth in Company's gas transportation tariff unless otherwise specified in Exhibit(s) "A-1"-"C-2". Applicable facility charges shall be paid at the rate set forth in Company's Gas Transportation Tariff unless otherwise specified in Exhibit(s) "A-1"-"C-2".

     3. Back-up Supply Sales Service: In the event that adequate supplies of Shipper's gas are not available for receipt by Company, Company shall sell to Shipper sufficient quantity(s) of natural gas as necessary to meet Shipper's backup natural gas supply needs, up to the Total Peak Day Quantity for the Firm Supply Reservation Service (if any) as specified in Exhibit(s) "A-1"-"C-2", but in no event greater at any Delivery Point than the Firm Capacity Peak Day Quantity at such Delivery Point as specified in Exhibit(s) "A-1"-"C-2", except as provided for in paragraph 10 hereof. To the extent that the Shipper does not purchase Firm Supply Reservation Service or exceeds the Firm Capacity Peak Day Quantity at any Delivery Point, Company will provide Back-up Supply Sales Service on an interruptible basis, as available.

     All natural gas sold by Company to Shipper shall be at the Back-up Supply Sales Charge specified in Company's gas transportation tariff.

     4. Quality: Gas delivered by the Shipper or for the Shipper's account at the Receipt Point(s) as specified in Exhibit(s) "A-1"-"C-2" shall conform to the specifications for gas as specified in Exhibit "D" and Exhibit "E".

     5. Term - Effective Date: This Agreement shall be effective November 1, 1995, and shall continue in full force and effect until the Service Termination Date(s) specified on Exhibit(s) "A-1"-"C-2" or October 1, 1996, and from year to year thereafter, until terminated by either party effective upon such Service Termination Date(s) or October 1 of any suceeding year upon thirty (30) days prior written notice.

     6. Notices: Except as otherwise provided, any notice or information that either party may desire to give to the other regarding this agreement shall be in writing to the following address, or to such other address as either of the parties shall designate in writing.

COMPANY:                                      SHIPPER:
Payments Only:                                Invoices only
Public Service Company of Colorado            Greeley Gas Company, a
P.O. Box 17230                                Division of Atmos
Denver, Colorado 80217-0230                   Energy Corporation
(303) 623-1234                                Attn:  IntraState Gas
SupplyFax: (303) 294-2136                     P.O. Box 650205
                                              Dallas, Texas 75265-0205
                                              Phone: (214) 788-3747
                                              Fax: (214) 788-3773

All Others
Public Service Company                        Greeley Gas Company, a
of Colorado                                   Division of
Seventeenth Street Plaza                      Atmos Energy Corporation
1225 17th Street, Suite 1100                  Attn:  IntraState Gas Supply
Denver, Colorado 80202-5533                   P.O. Box 650205
Attn:  Unit Manager, Gas                      Dallas, Texas 75265-0205
Transportation                                Phone: (214) 788-3749
Phone: (303) 294-2012                         Fax: (214) 788-3773
Fax: (303) 294-2757


     Routine communications, including monthly statements and payments, shall be considered as duly delivered or furnished three (3) days after being mailed or when transmitted electronically.

     7. Assignment - Consent: This Service Agreement shall not be assigned by either party hereto, without the prior written consent of the other party. Consent for assignment of Service Agreement shall not be unreasonably withheld by or from either party.

     8. Cancellation of Prior Agreement: This Service Agreement supersedes, cancels and terminates, as of the date of this Service Agreement, the following agreements and any amendments thereto:

     Gas Transportation Service Agreement, dated 6/29/92 (Document No.123535), between Greeley Gas Company and Western Gas Supply Company (predecessor to Company).

     Gas Transportation Service Agreement, dated 7/16/92 (Document No.123530), between Greeley Gas Company and Western Gas Supply Company (predecessor to Company).

     Gas Transportation Service Agreement, dated 6/29/92 (Document No.124252), between Greeley Gas Company and Western Gas Supply Company (predecessor to Company).

     Gas Transportation Service Agreement, dated 7/16/92 (Document No.122111), between Greeley Gas Company and Western Gas Supply Company (predecessor to Company).

     Service Agreement, dated 10/02/92 (Document No.50772), between Greeley Gas Company and Western Gas Supply Company (predecessor to Company).

     Service Agreement, dated 10/21/83 (Document No.7926), (Document No. 7926), between Greeley Gas Company and Western Gas Supply Company (predecessor to Company).

     Service Agreement, dated 10/21/83 (Document 7846), between Greely Gas Company and Western Gas Supply Company (predecessor to Company).

     Service Agreement, dated 11/08/84 (Document No.7954), between Greeley Gas Company and Western Gas Supply Company (predecessor to Company).

     9.  Cancellation of this Service Agreement:    Shipper may cancel this
Service Agreement upon thirty (30) days' written notice. If Receiving Party(s) then chooses to return to full firm natural gas service from Company, Company will, at Receiving Party's request, subject to availability of sufficient volumes of firm natural gas from Company's suppliers, reinstate Receiving Party with full firm service under the appropriate tariffs as they may be filed with the Commission. Shipper shall be responsible for costs, if any, which may be incurred by Company due to such termination.

     In the event Shipper no longer desires Firm Transportation Service and Receiving Party(s) obtains interruptible sales or interruptible transportation service or converts to an alternate fuel prior to the end of the Contract Period or any subsequent Contract Period, Shipper may terminate this Agreement by paying Company a termination charge. The termination charge shall equal the Firm Capacity Charge and the Firm Supply Reservation Charge, if applicable, multiplied by the Receiving Party(s) Peak Day Quantity(s), as described on Exhibit(s) "A-1"-"C-2", multiplied by the number of months remaining in the Contract Period. The parties agree that Shipper shall owe no termination charge in the event the Agreement is terminated in accordance with paragraph 5 above.

     Either party shall have the further right to terminate this Agreement if the other party, within ten days following receipt of written notification of a claim of a material breach hereunder, fails to remedy such material breach and to indemnify such party for the consequences thereof. Such termination shall become effective on the eleventh day following such notification or, if the notification provides for a different termination date which is later than the ten-day notification period, on the date specified in such notification.. For purposes of this paragraph, "material breach" shall include, but not be limited to, a continuing or repeated failure to perform a basic obligation under this Agreement and shall not include periodic or isolated failures to perform or other liquidated claims which can be resolved pursuant to monetary or volume adjustments.

     This Agreement shall be governed by and construed in accordance with the laws of the State of Colorado.

     10. Delivery Point Peak Day Quantity: Peak day volumes identified in the attached Exhibits represent Shipper's current and best information of delivery point peaking volumes. Shipper and Company agree that the parties will reevaluate these volumes on a periodic basis, but at least once annually, to determine if and at what level any adjustments to the individual delivery point peaking volumes are needed.

On a monthly basis, Company will review the actual deliveries made to these points and, provided the total volumes delivered do not exceed the total contracted-for volume available for that Exhibit area, Company will authorize any volume exceeding the delivery point Peak Day quantity as authorized overrun gas. Should delivered volumes at any point consistently exceed the Peak Day quantity for that point, Shipper will request and Company will accept, subject to available capacity, an increase in the contracted-for peak day quantity at the specified delivery point. In increasing the contracted volume at a receipt point, Shipper may shift volumes from other points within the same Exhibit area if volumes at such other points do not exceed maximum peak day quantities in which case Shipper may request an increase in the overall Contract Maximum Peak Day quantity, as necessary.

     11. Maximum capacity by Exhibit: Administrative circumstances require the separation of electronically metered and non-electronically metered volumes into two separate Exhibits covering the same regional area, such as Exhibit "A-1" Electronically Metered Front Range and Exhibit "A-2" Non-Electronically Metered Front Range, Exhibit "B-1" Electronically Metered Southern and Exhibit "B-2" Non-Electronically Metered Southern, and Exhibit "C-1" Electronically Metered Western and Exhibit "C-2" Non-Electronically Metered Western. This agreement is intended to make available firm transportation service up to the maximum contracted volume by Exhibit area, i.e., the Front Range Area (Exhibits "A-1" and "A-2"), the Southern Area (Exhibit "B-1" and "B-2"), and the Western Area (Exhibits"C-1" and "C-2"). Therefore, in instances where the total delivered volumes under any Electronically Metered or Non-Electronically Metered Exhibit exceed the Maximum Daily Contract quantity for that Exhibit, the parties agree that transportation will be authorized provided available capacity exists on the corresponding Electronically Metered or Non-Electronically Metered Exhibit area.

     12. For all Delivery Points listed on Exhibits "A-2", "B-2", and "C-2", Shipper will nominate transportation volumes based on a percentage volume provided by Company, therefore, the balancing provisions of Company's Tariff as they would apply to this Agreement, are waived.

     13. Exhibit(s) and Addendums: All exhibits attached hereto are incorporated into the terms of this Agreement.

     IN WITNESS WHEREOF, the parties have executed this Firm Gas Transportation Service Agreement as of the day and year first above written.


Contract No.: 123535


COMPANY:                                 SHIPPER:
PUBLIC SERVICE COMPANY OF COLORADO       GREELEY GAS COMPANY,
                                         A DIVISION OF
                                         ATMOS ENERGY CORPORATION

By: /s/ Merciu Arizone                   By: /s/ Toby A. Priolo
    -----------------------------            ----------------------------
Title: Mgr, Gas Plng, Mktg & Sply        Title: Vice President
       --------------------------                ------------------------

Taxpayer I.D. No. 84-0296600             Taxpayer I.D. No.
                                                          ---------------
Witness/Attest:                          Witness/Attest:

---------------------------------        --------------------------------
(please type name)                       (please type name)

                                                            Contract No.: 123535
                     Effective Date Of Agreement: 11/01/95
                       Effective Date of Exhibit: 4/1/96

               EXHIBIT "A-1" ELECTRONICALLY METERED FRONT RANGE

                 TO THE FIRM TRANSPORTATION SERVICE AGREEMENT

                                    BETWEEN

                      GREELEY GAS COMPANY, A DIVISION OF
                      ATMOS ENERGY CORPORATION (Shipper)

                                      AND

                 PUBLIC SERVICE COMPANY OF COLORADO (Company)


     1.  PRIMARY RECEIPT POINT(S)

     Receipt Point             Peak Day Quantity   Utilization Curve
                                     Dth/Day

Associated Natural Gas, Inc.        22,058              General
Mewborn  Residue Plant
Associated Natural Gas, Inc.         4,598              General
Eaton Residue Plant
Associated Natural Gas, Inc.         9,196              General
Roggen Residue Plant
Associated Natural Gas, Inc.         4,598              General
Spindle Residue Plant

     2.  FIRM CAPACITY SERVICE - DELIVERY POINT(S)

                              Firm       Service                Transpor-
                            Capacity       and       Specific     tation    Term   Date Of     Effective     Termin-
 Receiving         Load     Peak Day     Facility    Facility    Commodity  of      First       Date Of       ation
   Party           Point    Quantity     Charge      Charge       Charge    Rate   Delivery     Service      Date of
 & Service                   (Dth)                                                                           Service
  Address
Ault #1&#2       306412692        800        1st        $185       TF        1yr.    08/26/90    11/1/95     9/30/96
                                           meter
Eaton #1&#2      206412763        500      add'l        $125       TF        1yr.    08/26/90    11/1/95     9/30/96
                                           meter
Kersey Group     706412713      1,000      add'l        $125       TF        1yr.    08/26/90    11/1/95     9/30/96
                                           meter
Lasalle          406412719        900      add'l        $125       TF        1yr.    08/26/90    11/1/95     9/30/96
                                           meter
Lucerne #1&#2    606412723        200      add'l        $125       TF        1yr.    08/26/90    11/1/95     9/30/96
                                           meter
Monfort          706412727        500      add'l        $125       TF        1yr.    08/26/90    11/1/95     9/30/96
 Measuring                                 meter
 Station
North Greeley    106412730     14,000      add'l        $125       TF        1yr.    08/26/90    11/1/95     9/30/96
                                           meter
Platteville      906412745       1000      add'l        $125       TF        1yr.    08/26/90    11/1/95     9/30/96
                                           meter

                                                            Contract No.: 123535
                     Effective Date Of Agreement: 11/01/95
                       Effective Date of Exhibit: 4/1/96


               EXHIBIT "A-1" ELECTRONICALLY METERED FRONT RANGE
                                   (cont'd.)



     2.  FIRM CAPACITY SERVICE - DELIVERY POINT(S)

                               Firm     Service              Transpor-
                             Capacity     and      Specific   tation    Term    Date Of    Effective  Termin-
  Receiving        Load      Peak Day   Facility   Facility  Commodity   of      First      Date Of    ation
    Party          Point     Quantity    Charge     Charge     Charge   Rate    Delivery    Service   Date of
  & Service                    (Dth)                                                                  Service
   Address
South Greeley    106412754      2,000    addt'l.      $125     TF       1yr.    08/26/90    11/1/95   9/30/96
                                          meter
West Greeley     606412761     18,715    addt'l.      $125     TF       1yr.    08/26/90    11/1/95   9/30/96
                                          meter

     Total Firm Capacity Reservation Peak Day Quantity: 39,615Dth


     3.  FIRM SUPPLY RESERVATION SERVICE

    Front Range          Effective Date      Termination Date
 Peak Day Quantity         Of Service           Of Service
      Dth/Day
      31,684               11/01/95             May 31, 1996

Total Firm Supply Reservation Peak Day Quantity:  31,684 Dth

                                                            Contract No.: 123535

                     Effective Date Of Agreement: 11/01/95
                       Effective Date of Exhibit: 4/1/96

             EXHIBIT "A-2" NON-ELECTRONICALLY METERED FRONT RANGE

                 TO THE FIRM TRANSPORTATION SERVICE AGREEMENT

                                    BETWEEN

                      GREELEY GAS COMPANY, A DIVISION OF
                      ATMOS ENERGY CORPORATION (Shipper)

                                      AND

                 PUBLIC SERVICE COMPANY OF COLORADO (Company)


     1.  PRIMARY RECEIPT POINT(S)


        Receipt Point              Peak Day     Utilization
                                   Quantity        Curve
                                    Dth/Day

Associated Natural Gas, Inc.         1928          General
Mewborn  Residue Plant
Associated Natural Gas, Inc.          402          General
Eaton Residue Plant
Associated Natural Gas, Inc.          804          General
Roggen Residue Plant
Associated Natural Gas, Inc.          401          General
Spindle Residue Plant

     2.  FIRM CAPACITY SERVICE - DELIVERY POINT(S)

                               Firm      Service               Transpor-
                              Capacity     and      Specific    tation    Term    Date Of    Effective    Termin-
 Receiving       Load         Peak Day   Facility   Facility   Commodity   of      First      Date Of      ation
  Party          Point        Quantity   Charge      Charge     Charge    Rate    Delivery    Service     Date of
 & Service                    (Dth)                                                                       Service
 Address

Corsey Group    906412694         20        1st       $185       TF       1yr.    08/26/90    11/1/95     9/30/96
                                          meter
East            606412695         50    addt'l.       $125       TF       1yr.    08/26/90    11/1/95     9/30/96
Keenesburg                                meter

Gilcrest        506412766        425    addt'l.       $125       TF       1yr.    08/26/90    11/1/95     9/30/96
                                          meter
Hill-N-Park     206412697        360    addt'l.       $125       TF       1yr.    08/26/90    11/1/95     9/30/96
                                          meter
Hudson          406412700        375    addt'l.       $125       TF       1yr.    08/26/90    11/1/95     9/30/96
                                          meter
Keenesburg      306412710        340    addt'l.       $125       TF       1yr.    08/26/90    11/1/95     9/30/96
                                          meter
Nunn            206412739        175    addt'l.       $125       TF       1yr.    08/26/90    11/1/95     9/30/96
                                          meter

                                                            Contract No.: 123535

                     Effective Date Of Agreement: 11/01/95
                       Effective Date of Exhibit: 4/1/96

             EXHIBIT "A-2" NON-ELECTRONICALLY METERED FRONT RANGE
                                   (cont'd.)


     2.  FIRM CAPACITY SERVICE - DELIVERY POINT(S)

                                Firm     Service             Transpor-
                              Capacity     and     Specific   tation    Term  Date Of   Effective   Termin-
 Receiving Party     Load     Peak Day   Facility  Facility  Commodity   of    First     Date Of     ation
   & Service         Point    Quantity   Charge     Charge    Charge    Rate  Delivery   Service    Date of
   Address                     (Dth)                                                                Service
Pierce             606412742     400     addt'l.      $125     TF      1yr.   08/26/90    11/1/95   9/30/96
                                           meter
Roggen             706412751      70     addt'l.      $125     TF      1yr.   08/26/90    11/1/95   9/30/96
                                           meter
South Gate         106412768      50     addt'l.      $125     TF      1yr.   08/26/90    11/1/95   9/30/96
Trailer                                   meter
South Roggen       106412773      15     addt'l.      $125     TF      1yr.   08/26/90    11/1/95   9/30/96
                                           meter
West Hudson        306412705     300     addt'l.      $125     TF      1yr.   08/26/90    11/1/95   9/30/96
                                           meter
West LaSalle       506412771      35     addt'l.      $125     TF      1yr.   08/26/90    11/1/95   9/30/96
Group                                     meter
Prospect Valley    306412748      55     addt'l.      $125     TF      1yr.   08/26/90    11/1/95   9/30/96
                                           meter
Miscellaneous                  1,700                           TF      1yr.   08/26/90    11/1/95   9/30/96
Farmtaps

     Total Firm Capacity Reservation Peak Day Quantity: 4,370 Dth

                                                            Contract No.: 123535
                                           Effective Date Of Agreement: 11/01/95
                       Effective Date of Exhibit: 4/1/96

                 EXHIBIT "B-1" ELECTRONICALLY METERED SOUTHERN

                 TO THE FIRM TRANSPORTATION SERVICE AGREEMENT

                                    BETWEEN

                      GREELEY GAS COMPANY, A DIVISION OF
                      ATMOS ENERGY CORPORATION (Shipper)

                                      AND

                 PUBLIC SERVICE COMPANY OF COLORADO (Company)

     1.  PRIMARY RECEIPT POINT(S)

           Receipt Point           Peak Day         Utilization Curve
                                   Quantity
                                    Dth/Day

         Outlet of Tiffany           6,500              Stabilized
         Compressor Station


     2.  FIRM CAPACITY SERVICE - DELIVERY POINT(S)

                                 Firm     Service              Transpor-
                               Capacity     and     Specific    tation    Term   Date Of   Effective  Termination
   Receiving        Load       Peak Day   Facility  Facility   Commodity   of     First     Date Of     Date of
    Party           Point      Quantity   Charge     Charge     Charge    Rate   Delivery   Service     Service
   & Service                    (Dth)
    Address
Crested Butte     406412639        700    addt'l      $125       TF       1yr.   11/28/90    11/1/95     9/30/96
Town                                       meter
Border Station
East Gunnison     306412687      2,500    addt'l      $125       TF       1yr.   05/06/87    11/1/95     9/30/96
Town                                       meter
Border Station
Salida Town       206412701      2,600    addt'l      $125       TF       1yr.   05/06/87    11/1/95     9/30/96
Border Station                             meter


     Total Firm Capacity Reservation Peak Day Quantity: 5,800 Dth

                                                            Contract No.: 123535
                                           Effective Date Of Agreement: 11/01/95
                                               Effective Date of Exhibit: 4/1/96

               EXHIBIT "B-2" NON-ELECTRONICALLY METERED SOUTHERN

                 TO THE FIRM TRANSPORTATION SERVICE AGREEMENT

                                    BETWEEN

                      GREELEY GAS COMPANY, A DIVISION OF
                      ATMOS ENERGY CORPORATION (Shipper)

                                      AND

                 PUBLIC SERVICE COMPANY OF COLORADO (Company)



     1.  PRIMARY RECEIPT POINT(S)

          Receipt Point         Peak Day Quantity       Utilization Curve
                                     Dth/Day
Outlet of Tiffany Compressor          1,115                Stabilized
Station

     2.  FIRM CAPACITY SERVICE - DELIVERY POINT(S)

                                Firm     Service               Transpor-
                              Capacity     and       Specific   tation    Term   Date Of   Effective  Termin-
Receiving Party     Load      Peak Day   Facility    Facility  Commodity   of     First     Date Of    ation
   & Service        Point     Quantity   Charge       Charge     Charge   Rate  Delivery    Service   Date of
    Address                     (Dth)                                                                 Service
Poncha Springs     706412690      100     addt'l.      $125       TF      1yr.   11/28/90    11/1/95   9/30/96
                                            meter
Chalk Creek        206412678       85     addt'l.      $125       TF      1yr.   05/06/87    11/1/95   9/30/96
                                            meter
Tomichi Village    106412706       40     addt'l.      $125       TF      1yr.   05/06/87    11/1/95   9/30/96
                                            meter
West Gunnison      906412707      375     addt'l.      $125       TF      1yr.   05/06/87    11/1/95   9/30/96
Town Border                                 meter
Micellaneous                      800                             TF      1yr.   05/06/87    11/1/95   9/30/96
Farmtaps

     Total Firm Capacity Reservation Peak Day Quantity: 1,400 Dth

                                                            Contract No.: 123535
                                           Effective Date Of Agreement: 11/01/95
                                               Effective Date of Exhibit: 4/1/96

                 EXHIBIT "C-1" ELECTRONICALLY METERED WESTERN

                 TO THE FIRM TRANSPORTATION SERVICE AGREEMENT

                                    BETWEEN

                      GREELEY GAS COMPANY, A DIVISION OF
                      ATMOS ENERGY CORPORATION (Shipper)

                                      AND

                 PUBLIC SERVICE COMPANY OF COLORADO (Company)

     1.  PRIMARY RECEIPT POINT(S)


 Receipt Point         Peak Day Quantity        Utilization Curve
                            Dth/Day
KNGWRD                         680                   General
MOFRRO                         575                   General
LONGCA                         266                   General
NF1GCA                       1,770                   General
NF1GHC                       3,540                   General
NF2GCA                       3,540                   General
ROSGCA                          89                   General
TERGCA                          22                   General
TWIGCA                          66                   General


     2.  FIRM CAPACITY SERVICE - DELIVERY POINT(S)

                                 Firm     Service              Transpor-
                               Capacity     and     Specific    tation    Term   Date Of    Effective   Termin-
  Receiving        Load        Peak Day   Facility  Facility   Commodity  of      First      Date Of     ation
    Party          Point       Quantity   Charge     Charge     Charge    Rate   Delivery    Service    Date of
  & Service                     (Dth)                                                                   Service
   Address
Craig             206412744      4,648    addt'l      $125        TF      1yr.   10/20/86    11/1/95     9/30/96
                                           meter
Meeker            706413010      1,000    addt'l      $125        TF      1yr.   10/20/86    11/1/95     9/30/96
                                           meter
Hayden Town       506412747        700    addt'l      $125        TF      1yr.   10/20/86    11/1/95     9/30/96
Border Station                             meter

Mt. Werner #1     506412752      2,600    addt'l      $125        TF      1yr.   10/20/86    11/1/95     9/30/96
                                           meter
Steamboat Town    306412772      1,215    addt'l      $125        TF      1yr.   10/20/86    11/1/95     9/30/96
Border Station                             meter


     Total Firm Capacity Reservation Peak Day Quantity: 10,163 Dth

                                                            Contract No.: 123535
                                           Effective Date Of Agreement: 11/01/95
                                               Effective Date of Exhibit: 4/1/96

               EXHIBIT "C-2" NON-ELECTRONICALLY METERED WESTERN

                 TO THE FIRM TRANSPORTATION SERVICE AGREEMENT

                                    BETWEEN

                      ATMOS ENERGY CORPORATION (Shipper)

                                      AND

                      GREELEY GAS COMPANY, A DIVISION OF
                 PUBLIC SERVICE COMPANY OF COLORADO (Company)


     1.  PRIMARY RECEIPT POINT(S)

       Receipt Point     Peak Day Quantity         Utilization Curve
                              Dth/Day

KNGWRD                          88                      General
MOFRRO                          75                      General
LONGCA                          34                      General
NF1GCA                         230                      General
NF1GHC                         460                      General
NF2GCA                         460                      General
ROSGCA                          11                      General
TERGCA                           3                      General
TWIGCA                           9                      General

     2.  FIRM CAPACITY SERVICE - DELIVERY POINT(S)

                                Firm      Service               Transpor-
                               Capacity     and      Specific    tation    Term   Date Of   Effective   Termin-
 Receiving         Load        Peak Day   Facility   Facility   Commodity   of     First     Date Of     ation
   Party           Point       Quantity    Charge     Charge     Charge    Rate   Delivery   Service    Date of
 & Service                     (Dth)                                                                    Service
  Address
Thompson Hill     406412762         45    addt'l.      $125        TF      1yr.   10/20/86    11/1/95   9/30/96
                                            meter
Milner Town       106412749         65    addt'l.      $125        TF      1yr.   10/20/86    11/1/95   9/30/96
Border                                     meter

Steamboat II      206412758        200    addt'l.      $125        TF      1yr.   10/20/86    11/1/95   9/30/96
West                                       meter

Brooklyn Group    606412737        627    addt'l.      $125        TF      1yr.   10/20/86    11/1/95   9/30/96
                                            meter
Miscellaneous                    1,233                             TF      1yr.   10/20/86    11/1/95   9/30/96
Farmtaps

     Total Firm Capacity Reservation Peak Day Quantity:  2,170 Dth

                                                            Contract No.: 123535
                                           Effective Date Of Agreement: 11/01/95
                                             Effective Date of Exhibit: 11/01/95

                                  EXHIBIT "D"

                            GAS UTILIZATION CURVES

                         Stabilized Utilization Curve

A graph depicting PSCo's stabilized utilization curve appeared here in the original document.

The Utilization Curve is a general representation of the natural gas quality which is acceptable from a utilization standpoint. However, the gas composition must be known in order to determine if a supply is acceptable and can be interchanged with supplies in a pipeline system. PSCo reserves the right in all instances to evaluate gas composition to determine system compatibility and to refuse any gas which is unacceptable from a utilization basis.

                                                            Contract No.: 123535
                                           Effective Date Of Agreement: 11/01/95
                                             Effective Date of Exhibit: 11/01/95

                                  EXHIBIT "E"

                            GAS UTILIZATION CURVES


                           General Utilization Curve

A graph depicting PSCo's general utilization curve appeared here in the original document.


The Utilization Curve is a general representation of the natural gas quality which is acceptable from a utilization standpoint. However, the gas composition must be known in order to determine if a supply is acceptable and can be interchanged with supplies in a pipeline system. PSCo reserves the right in all instances to evaluate gas composition to determine system compatibility and to refuse any gas which is unacceptable from a utilization basis.